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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 28, 2003


                              CENTRAL BANCORP, INC.
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               (Exact Name Of Registrant As Specified In Charter)


       MASSACHUSETTS                 0-25251                 04-3447594
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(State Or Other Jurisdiction        (Commission              (IRS Employer
 Of Incorporation)                   File Number)          Identification No.)



              399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS 02144
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               (Address Of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------


                                 NOT APPLICABLE
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          (Former Name Or Former Address, If Changed Since Last Report)






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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a) Not applicable.


     (b) Not applicable.


     (c) The following exhibit is filed herewith:


         Exhibit 99.1         Press Release dated October 28, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On  October  28,  2003,  Central  Bancorp,  Inc.  issued  a  press  release announcing its unaudited financial results for its second fiscal quarter and for the six months ended September 30, 2003. A copy of the press release is attached to this Report as Exhibit 99.1 and is furnished herewith.










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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        CENTRAL BANCORP, INC.



Date:  October 29, 2003                 By:/s/ Michael K. Devlin
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                                           Michael K. Devlin
                                           Senior Vice President, Treasurer and
                                           Chief Financial Officer